Exhibit (32)(ii)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Renasant Corporation (the “Company”) for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stuart R. Johnson, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 8, 2012	by:	/s/ Stuart R. Johnson
Stuart R. Johnson
Executive Vice President and
Chief Financial Officer